EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mi1 Global Telco., Inc. (the “Company”) for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lim Kock Chiang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2020

/s/ Lim Kock Chiang Lim Kock Chiang
Chief Financial Officer (Principal Financial Officer)